                                                                    EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of December
                                              ---------
8, 1998, is entered into by and among MARVEL ENTERPRISES, INC., a Delaware corporation (the "Company"), MARVEL ENTERTAINMENT GROUP, INC., a Delaware
                  -------
corporation ("Marvel Entertainment") and the undersigned stockholders (each, a
              ---------------------
"Stockholder," and collectively, the "Stockholders").
------------                          ------------

                                   RECITALS:
                                   --------

          WHEREAS, the Isaac Perlmutter ("Perlmutter") and Avi Arad ("Arad")
                                          ----------                  ----
have entered into a Registration Rights Agreement dated as of March 2, 1995 (the "1995 Registration Rights Agreement") with the Company;
 ----------------------------------

          WHEREAS, the Company has entered into a Registration Rights Agreement with certain stockholders of the Company as of October 1, 1998 (the "October
                                                                     -------
1998 Registration Rights Agreement");
----------------------------------

          WHEREAS, Perlmutter, Arad, the Stockholders (who are Perlmutter, Arad and various affiliates of Perlmutter) and the Company desire to replace the 1995 Registration Rights Agreement with this Agreement, whose terms are substantially identical to the October 1998 Registration Rights Agreement;

          WHEREAS, Marvel Entertainment, a party to the 1995 Registration Rights Agreement, is now a wholly owned subsidiary of the Company and, along with the Company, wishes to terminate the 1995 Registration Rights Agreement with respect to Marvel Entertainment and the Company;

          NOW, THEREFORE, in consideration of these premises and the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.   TERMINATION OF 1995 REGISTRATION RIGHTS AGREEMENT; DEFINITIONS
     --------------------------------------------------------------

          (a)  Termination of 1995 Registration Rights Agreement.  Upon the
               -------------------------------------------------
effectiveness of this Agreement, the 1995 Registration Rights Agreement shall terminate.

          (b)  Definitions.
               -----------

     Business Day:  Any Monday, Tuesday, Wednesday, Thursday or Friday that is
     ------------
not a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to close.

     Common Stock:  The common stock, par value $0.01 per share, of the Company
     ------------
or any securities issued in exchange therefor in any recapitalization, reclassification, merger, consolidation or similar transaction.

     Debentures:  The 8% Convertible Subordinated Voting Debentures of the
     ----------
Company.

     Effective Date:  October 1, 1998.
     --------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended from time to
     ------------
time, or any successor statute, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     Holder:  Each of the Stockholders and any other Person that becomes an
     ------
owner of Registrable Securities; provided, however, that no Person shall become
                                 --------  -------
a Holder unless such Person has executed and delivered to the Company, an agreement, in the form of Annex A hereto, to be bound by the provisions of this Agreement.

     Person:  An individual, partnership, corporation, limited liability
     ------
company, joint venture trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

     Preferred Stock: The 8% cumulative convertible exchangeable preferred
     ---------------
stock, par value $0.01 per share, of the Company.

     Prospectus:  The prospectus included in any Registration Statement, as
     ----------
amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     Registration Expenses:  All expenses incident to the Company's performance
     ---------------------
of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, and fees and expenses of other Persons retained by the Company; provided, however, that Registration
                                       --------  -------
Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

     Registrable Securities:  (i) All shares of Preferred Stock held by any of
     ----------------------
the Stockholders as of the date hereof (the "Preferred Shares"); (ii) any shares
                                             ----------------
of Common Stock into which the Preferred Shares may be converted from time to time, (iii) any Debentures issued in exchange for the Preferred Shares, (iv) if the Debentures are issued, any shares of Common Stock issued or issuable upon conversion of the Debentures, (v) all shares of Common Stock held by any of the Stockholders as of the date hereof and (vi) any other securities issued or issuable as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the securities referred to in clauses (i) through (v) above; provided, however, that any Registrable Security shall cease to be such if (A) such Registrable Security shall have been transferred pursuant to an effective Registration Statement or in compliance with Rule 144 or (B) such Registrable Securities may be sold pursuant to section
(k) of Rule 144.

     Registration Statement:  Any registration statement of the Company,
     ----------------------
including, without limitation, the Shelf Registration Statement, filed with the SEC which provides for the registration for sale or other transfer of the Registrable Securities, including the Prospectus included therein, all amendments and any supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule may
     --------
be amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

     Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule may
     --------
be amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

     SEC:  The United States Securities and Exchange Commission.
     ---

     Securities Act:  The Securities Act of 1933, as amended from time to time,
     --------------
or any successor statute, and the rules and regulation of the SEC thereunder, all as in effect from time to time.

     Underwritten Offering: A registered offering in which securities are sold
     ---------------------
to one or more underwriters on a firm commitment basis for reoffering to the public.

2.   REGISTRATION UNDER THE SECURITIES ACT
     -------------------------------------

          (a)  Filing and Effectiveness.  The Company shall use its reasonable
               ------------------------
best efforts to cause a shelf registration statement under the Securities Act registering the resale of the Registrable Securities by the Holders (the "Shelf
                                                                          -----
Registration Statement") to be declared effective as soon as practicable after
----------------------
the filing thereof, and thereafter to keep it continually effective until such time as there shall cease to be outstanding any Registrable Securities.

          (b)  Subsequent Holders.  If any Person becomes a Holder of
               ------------------
Registrable Securities that were included in the Shelf Registration Statement subsequent to the time that the Shelf Registration Statement became effective, the Company shall add such Holder to the Shelf Registration Statement, on a timely basis, through a post-effective amendment or a supplement to the Prospectus, as shall be necessary in accordance with the rules of the SEC under the Securities Act to include such Holder as a selling securityholder in a distribution under the Shelf Registration Statement.

          (c)  Methods of Distribution.  The Registrable Securities may be sold
               -----------------------
or distributed under the Shelf Registration Statement directly by the Holders as principal or through one or more brokers, dealers or agents from time to time in one or more transactions, including, without limitation, (i) on any securities exchange (or quotation system operated by a national securities association) on which the Registrable Securities are then listed, (ii) in private transactions,
(iii) in block trades, or (iv) though the writing of options (whether such options are listed on an exchange or otherwise) on, or settlement of short sales of, the Registrable Securities in compliance with applicable law. The Holders may not sell or distribute the Registrable Securities under the Shelf Registration Statement in an Underwritten Offering except as provided in Section 3 hereof.

          Nothing in this Agreement shall in any way restrict any Holder from selling or otherwise transferring the risk or benefit of ownership of securities of the Company in any manner not provided in this Agreement in accordance with the Securities Act and other applicable law.

3.   PIGGYBACK REGISTRATION.
     ----------------------

          (a) Piggyback Registration.  If the Company at any time proposes to
              ----------------------
effect an Underwritten Offering of any class of its equity securities for its own account or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company (a "Requesting Shareholder"),
                                                  ----------------------
whether under a previously effective shelf registration statement or a registration statement filed for the purpose of such Underwritten Offering (a

"Piggyback Registration"), then the Company shall in each case give written
-----------------------
notice of such proposed offering to the Holders at least ten (10) Business Days before the proposed date of filing of such registration statement (or, in the case of a previously effective shelf registration statement, the filing of any amendment or supplement to such shelf registration statement to permit such Underwritten Offering), and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities then held by the Holders included in such Underwritten Offering. Each Holder desiring to have its Registrable Securities offered under this Section shall so advise the Company in writing within five (5) Business Days after the date of receipt of the Company's aforesaid notice (which request shall set forth the amount of Registrable Securities proposed to be offered), and the Company shall cause to be included in such Underwritten Offering all such Registrable Securities so requested to be included therein, provided that the Holders thereof execute and deliver the underwriting agreement and other customary documents related to such offering including, if requested by the managing underwriter or underwriters, selling stockholder questionnaires, powers of attorney and custody agreements.

          (b) Cutback.  (i) Priority on Primary Registrations.  If a Piggyback
              -------       ---------------------------------
Registration is an Underwritten Offering by the Company on a primary basis (a

"Primary Registration"), and the managing underwriters advise the Company in
---------------------
writing that in their good faith opinion the amount of securities requested to be included in such registration is sufficiently large as to be likely to materially adversely affect the success of such offering, the Company will include in such registration, to the extent such managing underwriters advise the Company that such securities can be included in the Offering without being likely to materially adversely affect the success of the Offering (i) first, the securities the Company proposes to sell, and (ii) second, the securities requested to be sold by any of the Holders and other holders of securities of the Company exercising similar piggy-back registration rights with respect to that Offering, pro rata, based on the number of securities requested to be sold by the Holders and the holders.

          (ii) Priority on Secondary Registrations.  If a Piggyback Registration
               -----------------------------------
is an Underwritten Offering other than a Primary Registration, and the managing underwriters advise the Company in writing that in their good faith opinion the amount of securities requested to be included in such registration is sufficiently large as to be likely to materially adversely affect the success of such registration, the Company will include in such registration, to the extent such managing underwriters advise the Company that such securities can be included in the Offering without being likely to materially adversely affect the success of the Offering (i) first, the securities requested to be included therein by a Requesting Shareholder exercising demand registration rights, (ii) second, the securities requested to be included therein by the Company and (iii) third, as requested by any other Holders and other holders of securities of the Company exercising similar piggy-back registration rights with respect to that Offering, pro rata, based on the number of securities requested to be sold by those Holders or holders.

4.   REGISTRATION PROCEDURES.
     -----------------------

          (a)  General.  In connection with the Company's registration
               -------
obligations pursuant to this Agreement, the Company shall:

               (i) prepare and file with the SEC the Shelf Registration Statement and such amendments and post-effective amendments thereto as may be necessary to keep the Shelf Registration Statement continuously effective for the time period set forth in Section 2, including as required in accordance with Item 512(a) of Regulation S-K under the Securities Act;

     provided that as soon as practicable, but in no event later than three (3)
     --------
     Business Days before the filing of any Registration Statement and any amendment thereto, any related Prospectus or any amendment or supplement thereto (other than any amendment or supplement made solely as result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement), the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents shall be subject to the review of such Holders; not file any Registration Statement or any amendment thereto or any Prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement) to which the Holders of a majority of the Registrable Securities shall have reasonably objected in writing within (2) Business Days after receipt of such documents to the effect that such Registration Statement or amendment thereto or Prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act; and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus in accordance with this Agreement;

               (ii) notify the selling Holders of Registrable Securities promptly (1) when a Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or post-effective amendment, when it has become effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (5) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading; and use reasonable best efforts to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

               (iii) promptly after the filing of any document which is to be incorporated by reference into a Registration Statement or Prospectus, provide without charge copies of such document to the Holders of the Registrable Securities covered thereby;

               (iv) furnish to the selling Holders of Registrable Securities, without charge, at least one manually signed or "edgarized" copy, and as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (v) deliver to the selling Holders, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request;

               (vi) use reasonable best efforts to register or qualify or cooperate with the selling Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the then effective Registration Statement; provided, however,
                                                           --------  -------
     that the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (vi) or (2) subject itself to general taxation in any such jurisdiction;

               (vii) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters, if any;

               (viii)  upon the occurrence of any event contemplated by clause
     (6) of paragraph (ii) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

               (ix) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed, and enter into customary agreements to effect that listing, including, if necessary, a listing application in customary form, and provide a transfer agent for such Registrable Securities;

               (x) if the Registrable Securities are to be sold in an Underwritten Offering pursuant to Section 3 or in a block trade or other private placement: (1) obtain an opinion of counsel covering matters that are no more extensive in scope than would be customarily covered in opinions obtained in such types of transactions by issuers with similar market capitalization and reporting and financial histories; (2) obtain a "cold comfort" letter from the independent public accountants of the Company and covering matters that are no more extensive in scope than would be customarily covered in "cold comfort" letters and updates obtained in secondary Underwritten Offerings by issuers with similar market capitalization and reporting and financial histories, provided, however,
                                                           --------  -------
     that the letter described in this clause (2) shall only be required in connection with a block trade or other private placement to the extent such letters are being issued in respect of such types of transactions under then prevailing accounting practices and to the extent the Company's independent public accountants do not have a policy against issuing such letters in connection with such offerings; and (3) deliver a certificate of a senior executive officer of the Company to cover matters no more extensive in scope than those matters customarily covered in officer's certificates delivered in connection with Underwritten Offerings by issuers with similar market capitalization and reporting and financial histories;

               (xi) provide a CUSIP number for the Registrable Securities no later than the effective date of a Registration Statement applicable thereto;

               (xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 60 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which the Registrable Securities are sold in an Underwritten Offering, block trade or other private placement, which earnings statements shall cover such 12-month periods;

               (xiii) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.; and

               (xiv) make available for inspection by representatives of the Holders of the Registrable Securities, and any attorneys or accountants retained by the Holders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by, and to reasonably cooperate with, any such representative, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any due diligence investigation, including making reasonably available its officers during ordinary business hours, and permitting discussions with the independent public accountants who have certified the Company's most recent annual financial statements, in each case to the extent necessary to enable any Holder to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act; provided, however, that such representatives, attorneys or accountants
          --------  -------
     enter into a confidentiality agreement, in customary form and substance reasonably satisfactory to the Company, prior to the release or disclosure to them of any such information, records or documents.

          (b)  Holder Information.  The Company may require each selling Holder
               ------------------
to furnish to the Company such information regarding such Holder and the distribution of Registrable Securities to be sold by such Holder as the Company may from time to time reasonably request in writing.

          (c)  Occurrence of Certain Events.  Each Holder of Registrable
               ----------------------------
Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Subsection (a)(ii)(4), (5) or
(6) above, such Holder will forthwith refrain from disposing or discontinue disposition of Registrable Securities pursuant to the then current Prospectus (but, in the case of an event described in Subsection (a)(ii)(5), only in the affected jurisdiction(s)) until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed. The Company shall use its best efforts to limit the duration of any discontinuance with respect to the disposition of Registrable Securities pursuant to this paragraph.

          (d)  Additional Procedures.  If the Holders become entitled, pursuant
               ---------------------
to an event described in clause (viii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in the Shelf Registration Statement subsequent to the date the Shelf Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the

Shelf Registration Statement, the Company, as promptly as reasonably practicable, shall file, in accordance with the procedures more particularly set forth in this Section, an additional Shelf Registration Statement with respect to any such Registrable Securities. The Company shall use its reasonable best efforts to have any such additional Registration Statement declared effective as promptly as reasonably practicable after such filing and to keep such additional Shelf Registration Statement continuously effective during the period specified in Section 2.

5.   HOLDBACK AGREEMENTS.
     -------------------

          (a)  Hold-Back Election.  Subject to subsection (c) and the final
               ------------------
sentence of this Subsection (a), in the case of any Underwritten Offering by the Company, whether for its own account or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company, each Holder agrees, if and to the extent requested in writing by the managing underwriter or underwriters administering such offering as promptly as reasonably practicable prior to the commencement of the 10-day period referred to below (a "Hold-Back Election"), not to effect any public sale or distribution
             ------------------
of securities of the Company except as part of such Underwritten Offering, during the period beginning ten (10) days prior to the closing date of such underwritten offering and during the period ending on the earlier of (i) sixty
(60) days after such closing date and (ii) the date such sale or distribution is permitted by such managing underwriter or underwriters, provided that, if and to
                                                        --------
the extent it is reasonable to do so, the Company will request of the managing underwriter or underwriters to permit such sale or distribution prior to the date permitted under clause (i) above.

          (b)  Material Development Election.  Subject to Subsection (c), the
               -----------------------------
Company shall be entitled, for a period of time not to exceed forty-five (45) consecutive days, to require that the Holders refrain from effecting any distribution of their Registrable Securities pursuant to the Shelf Registration Statement if the chief executive officer of the Company determines in his reasonable good faith judgment that, in accordance with his understanding of the disclosure requirements of applicable securities law, such distribution would require disclosure of any financing (other than an underwritten secondary offering of any securities of the Company), acquisition, disposition, corporate reorganization or other transaction or development involving the Company or any subsidiary of the Company that is or would be material to the Company and that, in the reasonable good faith business judgment of such chief executive officer, such disclosure would not at that time be in the best interests of the Company (a "Material Development Election"). The Company shall, as promptly as
    -----------------------------
practicable, give the Holders written notice of any such Material Development Election. If the Holders have been required to refrain from disposing of their Registrable Securities as a result of a Material Development Election, the Company shall, as promptly as practicable following the determination that the Holders may recommence such sales, notify such Holders in writing of such determination (but in any event no later than the end of such 45-day period).

          (c)  Limitation.  In no event shall the restrictions under Subsection
               ----------
(a) or Subsection (b), pursuant to one or more Hold-Back Elections or Material Development

Elections, remain in effect for more than ninety (90) days in the aggregate in any calendar year.

6.   REGISTRATION EXPENSES
     ---------------------

     The Company shall pay all Registration Expenses in connection with the registration, offering and sale of the Registrable Securities pursuant to this Agreement. The Holders shall pay any underwriting discounts, commissions or fees, fees and expenses of their counsel and all other expenses incurred by them which are attributable to the offering and sale of any Registrable Securities in accordance with this Agreement.

7.   RULE 144
     --------

     The Company shall use its reasonable best efforts to make publicly available, pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule. The Company shall use its reasonable best efforts to file timely with the SEC all documents and reports required of the Company under the Exchange Act. The Company shall furnish to any Holder, upon request, a written statement executed on behalf of the Company as to compliance with the current public information requirements of Rule 144.

8.   INDEMNIFICATION.
     ---------------

     (a)  Indemnification by The Company.  The Company agrees to indemnify, to
          ------------------------------
the extent permitted by law (or if indemnification is held by a court of competent jurisdiction to be unavailable, to contribute to the amount paid or payable by), each Holder and (as applicable) its officers and directors and each person or entity who controls such Holder (within the meaning of the Securities
Act) and each person or entity which participates as or may be deemed to be an underwriter in the offering or sale of such securities against all losses, claims, damages, liabilities and expenses to which the Holders may be subject under the Securities Act or any other statute or common law, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon
(i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (in the case of a prospectus, always in light of the circumstances under which the statements are made) or (iii) any violation by the Company of the Securities Act or any state securities law, "blue sky" law, or any other law, applicable to the Company in connection with such registration, qualification, or compliance; provided, however, that the Company will not be
                              --------  -------
liable to any holder in such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (a) any untrue statement or omission made in such Registration Statement or amendment or supplement thereto in reliance upon and in conformity with the written information furnished to the Company by such Holder expressly for use in the registration statement or (b) any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact from, a Registration Statement if (x) such Registration Statement had been later amended or supplemented in a manner that would correct the untrue statement or alleged untrue statement, omission or alleged omission, which is the basis of the loss, liability, claim, damage or expense for which indemnification is sought, (y) a copy of such amendment or supplement had been timely provided to the Holder and had not been sent to or given to a purchaser at or prior to confirmation of sale to such purchaser and the Holder shall have been under an obligation to deliver such amendment or supplement, and (z) there would have been no such liability but for such failure to deliver such prospectus by the Holder. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested.

     (b) Indemnification by the Holders.  Each Holder agrees to indemnify, to
         ------------------------------
the extent permitted by law (or if indemnification is held by a court of competent jurisdiction to be unavailable, to contribute to the amount paid or payable by), the Company, its directors and officers and each person or entity who controls the Company (within the meaning of the Securities Act) and each person or entity which participates as or may be deemed to be an underwriter in the offering or sale of such securities against any losses, claims, damages, liabilities and expenses resulting from (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (in the case of a prospectus, always in light of the circumstances under which the statements are made) or (iii) any violation by the Company of the Securities Act or any state securities law, "blue sky" law, or any other law, applicable to the Company in connection with such registration, qualification, or compliance, but only to the extent that such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission made in such registration statement or amendment or supplement thereto or any document in reliance upon and in conformity with the written information furnished to the Company by such Holder expressly for use in the registration statement.

     (c) Conduct of Indemnification Proceedings.  Any Person entitled to
         --------------------------------------
indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification;

provided, however, that failure to give such notice will not prejudice such
--------  -------
person's or entity's right to indemnification from the indemnifying party, except as to any losses suffered by such Person which are attributable to such Person's failure to promptly give such notice to such indemnifying party and
(ii) (A) have the right to assume the defense of any claim with respect to which it seeks indemnification and with respect to which it has given the notice required by clause (i) of this Subsection if (x) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (y) in the reasonable judgment of such Person, based upon advise of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if such Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person) or (B) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim (as well as one local counsel in each relevant jurisdiction), unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. The indemnifying party will not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation.

     (d)  Contribution.    If for any reason the indemnification provided for
          ------------
in this Section is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by this Section, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations, provided, however, that no indemnifying Holder shall be required
                --------  -------
to contribute an amount greater than the dollar amount of the net proceeds received by such indemnifying Holder with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of any indemnifying or indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying or indemnified party or its affiliates or representatives, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Subsection were determined by (i) pro rata
                                                                --- ----
allocation (even if all Holders or any agents for the Holders or any underwriters of the Registrable Securities, or all of them, were treated as one entity for such purpose), or (ii) by any other method that does not take into account the equitable consideration referred to in this Subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

     (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and will survive the transfer of securities and the termination of this Agreement.

9.   MISCELLANEOUS.
     -------------

     (a)  NO INCONSISTENT AGREEMENTS.  The Company has not entered into and will
          --------------------------
not on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted in this Agreement to the Holders or which otherwise conflicts with the provisions hereof.

     (b)  AMENDMENTS AND WAIVERS.  The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the consent in writing of the Company and all affected Holders.

     (c)  NOTICES.  All notices, requests, demands, deliveries and other
          -------
communications (collectively, "Notices") that are required or may be given under this Agreement shall be in writing. All Notices shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telecopier or similar device, immediately upon sending, provided notice is sent on a business day during the hours of 9:00 a.m. and 6:00 p.m. at the location of the party receiving the Notice, but if not, then immediately upon the beginning of the first business day after being sent; if by Federal Express, United States Postal Service, Express Mail or any other reputable overnight delivery service, on the scheduled delivery date thereof; and if mailed by certified mail, return receipt requested, ten Business Days after mailing. Notwithstanding the foregoing, with respect to any Notice given or made by telecopier or similar device, such Notice shall not be effective unless and until (i) the telecopier or similar device being used prints a written confirmation of the successful completion of such communication by the party sending the Notice, and (ii) a copy of such Notice is deposited in first class mail to the appropriate address for the party to whom the Notice is sent. In addition, notwithstanding the foregoing, a Notice of a change of address by a party hereto shall not be effective until received by the party to whom such Notice of a change of address is sent. All notices are to be given or made to the parties at the following addresses (or to such other address as either party may designate by Notice in accordance with the provisions of this Section):

        i.   if to any of the Holders, to its address set forth on Schedule 1
                                                                   ----------
hereto;

          ii.  If to the Company, to

               Marvel Enterprises, Inc.
               685  Third Avenue
               New York, New York  10017
               Attention: Secretary
               Facsimile No.: 212-682-5272
               Confirm: 212-558-5100

               with a copy to

               Battle Fowler LLP
               Park Avenue Tower
               75 East 55th Street
               New York, New York  10022
               Attention: Lawrence Mittman, Esq.
               Facsimile No.:  212-856-7807
               Confirm: 212-856-7000

     (d) COUNTERPARTS.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) HEADINGS.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (f) GOVERNING LAW.  This Agreement shall be governed by and construed in
         -------------
accordance with the internal laws of the State of Delaware.

     (g) SEVERABILITY.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (h) SUCCESSORS AND ASSIGNS.  All covenants and agreements in this Agreement
         ----------------------
by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (i)   REMEDIES.  Any Person having rights under any provision of this
           --------
Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (j)   JURISDICTION; FORUM.  Each party hereto consents and submits to the
           -------------------
non-exclusive jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment.
Each party hereto agrees that personal service of process may be effected by any of the means specified in Subsection (c), addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              MARVEL ENTERPRISES, INC.


                              By: /s/ ERIC ELLENBOGEN
                                  ---------------------------------
                              Name:  Eric Ellenbogen
                              Title:    President and Chief Executive Officer


                              MARVEL ENTERTAINMENT GROUP, INC.
                              (with respect to Section 1(a) only)


                              By: /s/ WILLIAM H. HARDIE, III
                                  ---------------------------------
                              Name:  William H. Hardie, III
                              Title:    Secretary and Vice President

                            THE STOCKHOLDERS


                            /s/ Avi Arad
                            -----------------------------------------------
                               Avi Arad


                            /s/ Isaac Perlmutter
                            -----------------------------------------------
                               Isaac Perlmutter


                            ISAAC PERLMUTTER T.A.


                            By: /s/ Isaac Perlmutter
                                --------------------------------------------
                                 Isaac Perlmutter
                                 Trustee


                            THE LAURA & ISAAC PERLMUTTER
                            FOUNDATION INC.


                            By: /s/ Isaac Perlmutter
                                --------------------------------------------
                            Name:  Isaac Perlmutter
                            Title:    President


                            ZIB INC.


                            By: /s/ Isaac Perlmutter
                                --------------------------------------------
                            Name:  Isaac Perlmutter
                            Title:    President and Chief Executive Officer

                                                                      Schedule 1
                                                                      ----------


If to Avi Arad:

c/o Avi Arad & Associates
1698 Post Road East
Westport, Connecticut 06880
Telecopy:  (203) 254-2613



If to Isaac Perlmutter, Isaac Perlmutter T.A., The Laura & Isaac Perlmutter Foundation Inc. or Zib Inc.:

P.O. Box 1028
Lake Worth, Florida  33460-1028



     with a copy, in each case, to

               Battle Fowler LLP
               Park Avenue Tower
               75 East 55th Street
               New York, New York  10022
               Attention: Lawrence Mittman, Esq.
               Facsimile No.:  212-856-7807
               Confirm: 212-856-7000